UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2011

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Changi South Lane, Singapore (Address of principal executive offices)	486123 (Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 22, 2011, Flextronics International Ltd. (the “Company”) held its 2011 Annual General Meeting of Shareholders (“Annual Meeting”) followed by an Extraordinary General Meeting of Shareholders (“Extraordinary Meeting”).  There were 749,218,813 ordinary shares entitled to be voted and 683,568,442 ordinary shares were voted in person or by proxy at the Annual Meeting and 683,550,301 ordinary shares were voted in person or by proxy at the Extraordinary Meeting. At the Annual Meeting:

(1)          The shareholders re-elected the two (2) nominees for directors.

(2)          The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2012 fiscal year and authorized the Company’s Board to fix its remuneration.

(3)     The shareholders approved a general authorization for the Company to allot and issue ordinary shares.

(4)     The shareholders approved changes to the cash compensation payable to the Company’s non-employee directors and the Chairman of the Board.

(5)     The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.

(6)     The shareholders approved, on a non-binding advisory basis, “1 Year” as their preferred frequency for holding future advisory votes on executive compensation.

At the Extraordinary Meeting, the shareholders approved the renewal of the Company’s share purchase mandate relating to acquisitions by the Company of its own issued ordinary shares.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors:				Broker Non-
Nominee	For	Against	Abstain	Votes
Robert L. Edwards	615,168,812	5,784,883	181,589	62,433,158
Daniel H. Schulman	561,508,461	59,445,509	181,314	62,433,158

				Broker Non-
	For	Against	Abstain	Votes
Re-appointment of independent auditor	680,383,768	2,996,344	188,330	—

				Broker Non-
	For	Against	Abstain	Votes
Allot and issue ordinary shares	582,353,576	38,480,507	301,201	62,433,158

				Broker Non-
	For	Against	Abstain	Votes
Cash compensation payable to non-employee directors and the Chairman of the Board	614,471,901	6,244,713	418,664	62,433,158

				Broker Non-
	For	Against	Abstain	Votes
Advisory vote on Executive Compensation	456,399,010	164,315,922	420,352	62,433,158

	1 Year	2 Years	3 Years	Abstain
Advisory vote on frequency of holding future advisory votes on Executive Compensation	605,896,758	529,799	14,352,940	355,787

				Broker Non-
	For	Against	Abstain	Votes
Renewal of share purchase mandate	620,113,897	572,933	448,454	62,415,017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date:	July 27, 2011	By:	/s/ Jonathan S. Hoak
		Name:	Jonathan S. Hoak
		Title:	Senior Vice President and General Counsel